Exhibit 10.7

NON-QUALIFIED SHARE OPTION AGREEMENT

FOR COMPANY EMPLOYEES

UNDER THE MIMECAST LIMITED

2015 SHARE OPTION AND INCENTIVE PLAN

Name of Optionee:	###PARTICIPANT_NAME###
No. of Option Shares:	###TOTAL_AWARDS###
Option Exercise Price per Share:	###GRANT_PRICE###
Grant Date:	###GRANT_DATE###
Expiration Date:	###EXPIRY_DATE###

Pursuant to the Mimecast Limited 2015 Share Option and Incentive Plan as amended through the date hereof (the “Plan”), Mimecast Limited (the “Company”) hereby grants to the Optionee named above an option (the “Share Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of Ordinary Shares of the Company (the “Shares”) specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Share Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1.Vesting and Exercisability Schedule.  No portion of this Share Option may be exercised until such portion shall have become vested and exercisable. Except as set forth in Appendix A, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the vesting and exercisability schedule, this Share Option shall be vested and exercisable with respect to the number of Option Shares on the dates indicated so long as Optionee remains an employee of the Company or a Subsidiary on the dates as listed in Appendix A.

Once vested and exercisable, this Share Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2.Manner of Exercise.

(a)The Optionee may exercise this Share Option only in the following manner: from time to time on or prior to the Expiration Date of this Share Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of Shares that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Shares to be purchased pursuant to the exercise of Share Options under the Plan and any subsequent resale of the Shares will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned Shares through the attestation method, the number of Shares transferred to the Optionee upon the exercise of the Share Option shall be net of the Shares attested to.

(b)The Shares purchased upon exercise of this Share Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to this Share Option unless and until this Share Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the shareholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

(c)The minimum number of Shares with respect to which this Share Option may be exercised at any one time shall be 100 Shares, unless the number of shares with respect to which this Share Option is being exercised is the total number of Shares subject to exercise under this Share Option at the time.

(d)Notwithstanding any other provision hereof or of the Plan, no portion of this Share Option shall be exercisable after the Expiration Date hereof.

3.Termination of Employment.  If the Optionee’s employment by the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Shares Option may be subject to earlier termination as set forth below.

(a)Termination Due to Death.  If the Optionee’s employment terminates by reason of the Optionee’s death, any portion of this Share Option outstanding on such date, to the extent vested and exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Share Option that is not vested and exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b)Termination Due to Disability. If the Optionee’s employment terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Share Option outstanding on such date, to the extent vested and exercisable on the date of such termination of employment, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier. Any portion of this Share Option that is not vested and exercisable on the date of disability shall terminate immediately and be of no further force or effect.

(c)Termination for Cause. If the Optionee’s employment terminates for Cause, any portion of this Share Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.

(d)Other Termination.  If the Optionee’s employment terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Share Option outstanding on such date may be exercised, to the extent vested and exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Share Option that is not vested and exercisable on the date of termination shall terminate immediately and be of no further force or effect.

The Administrator’s determination of the reason for termination of the Optionee’s employment shall be conclusive and binding on the Optionee and his or her representatives or legatees.

4.Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Share Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5.Transferability.  This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Share Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6.Tax Withholding.  The Optionee shall, not later than the date as of which the exercise of this Share Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the minimum required tax withholding obligation to be satisfied, in whole or in part, by withholding from Shares to be issued to the Optionee a number of Shares with an aggregate Fair Market Value that would satisfy the minimum withholding amount due.

7.No Obligation to Continue Employment.  Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Optionee at any time.

8.Integration.  This Agreement constitutes the entire agreement between the parties with respect to this Share Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

9.Data Privacy Consent; Requirements for Administering the Agreement.  In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information and acknowledges that it is in the Company’s legitimate business interests to collect, process, register and transfer the Relevant Information as described herein; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

10.Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

MIMECAST LIMITED
By:	###SIGNATURE###
Title:	Chief Executive Officer

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

I, ###PARTICIPANT_NAME###, hereby certify that I have read the agreement set forth above and acknowledge receipt of the Mimecast Limited 2015 Share Option and Incentive Plan Summary and Prospectus.

###PARTICIPANT_NAME###	###HOME_ADDRESS###

Appendix A

###VEST_SCHEDULE_TABLE###

RESTRICTED SHARE UNIT AWARD AGREEMENT

FOR COMPANY EMPLOYEES

UNDER THE MIMECAST LIMITED

2015 SHARE OPTION AND INCENTIVE PLAN

Name of Grantee:	###PARTICIPANT_NAME###
No. of Restricted Share Units:	###TOTAL_AWARDS###
Grant Date:	###GRANT_DATE###

Pursuant to the Mimecast Limited 2015 Share Option and Incentive Plan as amended through the date hereof (the “Plan”), Mimecast Limited (the “Company”) hereby grants an award of the number of Restricted Share Units listed above (an “Award”) to the Grantee named above. Each Restricted Share Unit shall relate to one Ordinary Shares of the Company (the “Shares”).

1.Restrictions on Transfer of Award.  This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any Shares issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Share Units have vested as provided in Paragraph 2 of this Agreement and (ii) Shares have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2.Vesting of Restricted Share Units.  The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in Appendix A to this agreement so long as the Grantee remains an employee of the Company or a Subsidiary on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Share Units specified as vested on such date.

The Administrator may at any time accelerate the vesting schedule specified in Appendix A to this Agreement.

3.Termination of Employment.  If the Grantee’s employment with the Company and its Subsidiaries terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Share Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Share Units.

4.Issuance of Shares.  As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of Shares equal to the aggregate number of Restricted Share Units that have vested pursuant to Appendix A to this Agreement on such date and the Grantee shall thereafter have all the rights of a shareholder of the Company with respect to such Shares.

5.Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6.Tax Withholding.  The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by withholding from Shares to be issued to the Grantee a number of Shares with an aggregate fair market value that would satisfy the withholding amount due.

7.Section 409A of the Code.  This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

8.No Obligation to Continue Employment.  Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Grantee at any time.

9.Integration.  This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10.Data Privacy Consent; Required for Administering the Agreement.  In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information and acknowledges that it is with the Company’s legitimate business interests to collect, process, register and transfer the Relevant Information as described herein; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

11.Notices.  Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

MIMECAST LIMITED
By:	###SIGNATURE###
Title:	Chief Executive Officer

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

I, ###PARTICIPANT_NAME###, hereby certify that I have read the agreement set forth above and acknowledge receipt of the Mimecast Limited 2015 Share Option and Incentive Plan Summary and Prospectus.

###PARTICIPANT_NAME###	###HOME_ADDRESS###

Appendix A

###VEST_SCHEDULE_TABLE###

UNAPPROVED SHARE OPTION AGREEMENT

FOR COMPANY EMPLOYEES

UNDER THE UK SUB-PLAN TO THE MIMECAST LIMITED

2015 SHARE OPTION AND INCENTIVE PLAN

Name of Optionee:	###PARTICIPANT_NAME###
No. of Option Shares:	###TOTAL_AWARDS###
Option Exercise Price per Share:	###GRANT_PRICE###
Grant Date:	###GRANT_DATE###
Expiration Date:	###EXPIRY_DATE###

Pursuant to the UK Sub-Plan to the Mimecast Limited 2015 Share Option and Incentive Plan as amended through the date hereof (the “Plan”), Mimecast Limited (the “Company”) hereby grants to the Optionee named above an option (the “Share Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of Ordinary Shares of the Company (the “Shares”) specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan.

1.Vesting and Exercisability Schedule. No portion of this Share Option may be exercised until such portion shall have become vested and exercisable. Except as set forth in Appendix A, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the vesting and exercisability schedule, this Share Option shall be vested and exercisable with respect to the number of Option Shares on the dates indicated so long as Optionee remains an employee of the Company or a Subsidiary on the dates as listed in Appendix A.

Once vested and exercisable, this Share Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2.Manner of Exercise.

(a)The Optionee may exercise this Share Option only in the following manner: from time to time on or prior to the Expiration Date of this Share Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank cheque or other instrument acceptable to the Administrator; (ii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a cheque payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; a combination of (i), and (ii) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Shares to be purchased pursuant to the exercise of Share Options under the Plan and any subsequent resale of the Shares will be in compliance with applicable laws and regulations.

(b)The Shares purchased upon exercise of this Share Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the

Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to this Share Option unless and until this Share Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the shareholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

(c)The minimum number of Shares with respect to which this Share Option may be exercised at any one time shall be 100 Shares, unless the number of shares with respect to which this Share Option is being exercised is the total number of Shares subject to exercise under this Share Option at the time.

(d)Notwithstanding any other provision hereof or of the Plan, no portion of this Share Option shall be exercisable after the Expiration Date hereof.

3.Termination of Employment. If the Optionee’s employment by the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Shares Option may be subject to earlier termination as set forth below.

(a)Termination Due to Death. If the Optionee’s employment terminates by reason of the Optionee’s death, any portion of this Share Option outstanding on such date, to the extent vested and exercisable on the date of death, may thereafter be exercised by the Optionee’s Personal Representative for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Share Option that is not vested and exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b)Termination Due to Disability. If the Optionee’s employment terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Share Option outstanding on such date, to the extent vested and exercisable on the date of such termination of employment, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier. Any portion of this Share Option that is not vested and exercisable on the date of disability shall terminate immediately and be of no further force or effect.

(c)Termination for Cause. If the Optionee’s employment terminates for Cause, any portion of this Share Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of the Optionee to a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.

(d)Other Termination. If the Optionee’s employment terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Share Option outstanding on such date may be exercised, to the extent vested and exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Share Option that is not vested and exercisable on the date of termination shall terminate immediately and be of no further force or effect.

The Administrator’s determination of the reason for termination of the Optionee’s employment shall be conclusive and binding on the Optionee and his or her representatives or legatees.

4.Incorporation of Plan. Notwithstanding anything herein to the contrary, this Share Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5.Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Share

Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s Personal Representative.

6.Tax Obligations

(a)Withholding. In the event that the Company determines that it or any Subsidiary is required to account to HM Revenue & Customs for the Award Tax Liability and any Secondary NIC Liability or to withhold any other tax as a result of the exercise of this Option, the Optionee, as a condition to the exercise of the Option, shall make arrangements satisfactory to the Company to enable it or any Subsidiary to satisfy all withholding liabilities. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this Option.

(b)Tax Consultation. The Optionee understands that he or she may suffer adverse tax consequences as a result of the Optionee’s purchase or disposition of the Shares. The Optionee represents that he or she will consult with any tax advisors the Optionee deems appropriate in connection with the purchase or disposition of the Shares and that the Optionee is not relying on the Company or any Affiliate for any tax advice.

(c)Section 431 Election. As a further condition of the exercise of this Option, the Optionee may be required to sign a Section 431 Election in in such other form as may be determined by HM Revenue & Customs from time to time.

(d)Employer's National Insurance Charges. As a further condition of the exercise of an Option under the Plan the Optionee agrees with the Company or any other company or person who is or becomes a Secondary Contributor to reimburse such Secondary Contributor the whole of any Secondary NIC Liability. The Optionee agrees that such agreement takes effect as a Joint Agreement. If requested to do so by the Company, the Optionee also agrees to sign a Joint Election with the Company or any other company or person who is or becomes a Secondary Contributor, for the transfer of the whole of any Secondary NIC Liability.

(e)Optionee's Tax Indemnity.

(i)Indemnity. To the extent permitted by law, the Optionee hereby agrees to indemnify and keep indemnified the Company, and the Company as trustee for and on behalf of any related corporation, for any Award Tax Liability and Secondary NIC Liability.

(ii)No Obligation to Issue Shares. The Company shall not be obliged to allot and issue any Shares or any interest in Shares pursuant to the exercise of this Option unless and until the Optionee has paid to the Company such sum as is, in the opinion of the Company, sufficient to indemnify the Company in full against the Award Tax Liability and the Secondary NIC Liability, or the Optionee has made such other arrangement as in the opinion of the Company will ensure that the full amount of any Award Tax Liability and any Secondary NIC Liability will be recovered from the Optionee within such period as the Company may then determine.

(iii)Right of Retention. In the absence of any such other arrangement being made, the Company shall have the right to retain out of the aggregate number of shares to which the Optionee would have otherwise been entitled upon the exercise of this Option, such number of Shares as, in the opinion of the Company, will enable the Company to sell as agent for the Optionee (at the best price which can reasonably expect to be obtained at the time of the sale) and to pay over to the Company sufficient monies out of the net proceeds of sale, after deduction of all fees, commissions and expenses incurred in relation to such sale, to satisfy the Optionee's liability under such indemnity.

7.Additional terms

(a)The Optionee has no right to compensation or damages for any loss in respect of the Option where such loss arises (or is claimed to arise), in whole or in part, from the termination of the Optionee's employment; or notice to terminate employment given by or to the Optionee. This exclusion of liability shall apply however termination of employment, or the giving of notice, is caused other than in a case where a competent tribunal or court, from which there can be no appeal (or which the relevant employing company has decided not to appeal), has found that the cessation of the Optionee’s employment amounted to unfair or constructive dismissal of the Optionee and however compensation or damages may be claimed.

(b)The Optionee has no right to compensation or damages for any loss in respect of an Option where such loss arises (or is claimed to arise), in whole or in part, from any company ceasing to be a Subsidiary of the Company; or the transfer of any business from a Subsidiary of the Company to any person which is not a Subsidiary of the Company. This exclusion of liability shall apply however the change of status of the relevant company, or the transfer of the relevant business, is caused, and however compensation or damages may be claimed.

8.No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Optionee at any time.

9.Integration. This Agreement constitutes the entire agreement between the parties with respect to this Share Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10.Data protection

(a)By entering into this Option Agreement, and as a condition of the grant of the Option, the Optionee consents to the collection, use, and transfer of personal and professional data for the administration of this agreement and Plan (collectively “Data”) as described in this paragraph to the full extent permitted by and in full compliance with applicable laws.

(b)The Optionee understands that the Company and its Subsidiaries hold Data about the Optionee for the purpose of managing and administering the Plan and acknowledges that it is in the Company’s legitimate business interests to collect, use and transfer the Data as described herein.

(i)The Optionee further understands that the Company and/or its Subsidiaries will transfer Data among themselves, which may include transfers of Data outside the Optionee’s country of residence, the United Kingdom or the European Economic Area as necessary for the purposes of implementation, administration, and management of the Optionee’s participation in the Plan, and that the Company and/or its Subsidiary may each further transfer Data to any third party who assist in the administration and management of the Plan and this Agreement (a “Data Recipient”).

(ii)The Optionee understands that these Data Recipients may be located in the Optionee’s country of residence or elsewhere, such as the United States. The Optionee authorizes the Data Recipients to receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing the Optionee’s participation in the Plan, including any transfer of such Data, as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Optionee’s behalf, to a broker or third party with whom the Shares acquired on exercise may be deposited. Where the transfer is to be to a destination outside the European Economic Area, the Company shall take reasonable steps to ensure that the Optionee's personal data continues to be adequately protected and securely held.

(iii)The Optionee understands that the Optionee may, at any time, review the Data, request that any necessary amendments be made to it, or withdraw the Optionee's consent herein in writing by contacting the Company. The Optionee further understands that withdrawing consent may affect the Optionee's ability to participate in the Plan.

11.Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

MIMECAST LIMITED
By:	###SIGNATURE###
Title:	Chief Executive Officer

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

I, ###PARTICIPANT_NAME###, hereby certify that I have read the agreement set forth above and acknowledge receipt of the UK Sub-Plan to the Mimecast Limited 2015 Share Option and Incentive Plan Summary and Prospectus.

###PARTICIPANT_NAME###	###HOME_ADDRESS###

Appendix A

###VEST_SCHEDULE_TABLE###

RESTRICTED SHARE UNIT AWARD AGREEMENT

FOR COMPANY EMPLOYEES

UNDER THE UK SUB-PLAN TO THE MIMECAST LIMITED

2015 SHARE OPTION AND INCENTIVE PLAN

Name of Grantee:	###PARTICIPANT_NAME###
No. of Restricted Share Units:	###TOTAL_AWARDS###
Grant Date:	###GRANT_DATE###

Pursuant to the UK Sub-Plan to the Mimecast Limited 2015 Share Option and Incentive Plan as amended through the date hereof (the “Plan”), Mimecast Limited (the “Company”) hereby grants an award of the number of Restricted Share Units listed above (an “Award”) to the Grantee named above. Each Restricted Share Unit shall relate to one Ordinary Shares of the Company (the “Shares”).

1.Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any Shares issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Share Units have vested as provided in Paragraph 2 of this Agreement and (ii) Shares have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2.Vesting of Restricted Share Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in Appendix A to this agreement so long as the Grantee remains an employee of the Company or a Subsidiary on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Share Units specified as vested on such date.

The Administrator may at any time accelerate the vesting schedule specified in Appendix A to this Agreement.

3.Termination of Employment. If the Grantee’s employment with the Company and its Subsidiaries terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Share Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor his Personal Representative will thereafter have any further rights or interests in such unvested Restricted Share Units.

4.Issuance of Shares. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of Shares equal to the aggregate number of Restricted Share Units that have vested pursuant to Appendix A to this Agreement on such date and the Grantee shall thereafter have all the rights of a shareholder of the Company with respect to such Shares.

5.Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6.Tax Obligations

(a)Withholding. In the event that the Company determines that it or any Subsidiary is required to account to HM Revenue & Customs for the Award Tax Liability and any Secondary NIC Liability or to withhold any other tax as a result of the vesting of the Restricted Share Units and the issuance of Shares, the Grantee shall make arrangements satisfactory to the Company to enable it or any Subsidiary to satisfy all withholding liabilities. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by withholding from Shares to be issued to the Grantee a number of Shares with an Aggregate Fair Market Value that would satisfy the withholding amount due.

(b)Tax Consultation. The Grantee understands that he or she may suffer adverse tax consequences as a result of the vesting of the Restricted Share Units and the issuance of Shares. The Grantee represents that he or she will consult with any tax advisors the Grantee deems appropriate in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company or any Affiliate for any tax advice.

(c)Section 431 Election. The Grantee may be required to sign a Section 431 Election in such other form as may be determined by HM Revenue & Customs from time to time.

(d)Employer's National Insurance Charges. The Grantee agrees with the Company or any other company or person who is or becomes a Secondary Contributor to reimburse such Secondary Contributor the whole of any Secondary NIC Liability. The Grantee agrees that such agreement takes effect as a Joint Agreement. If requested to do so by the Company, the Grantee also agrees to sign a Joint Election with the Company or any other company or person who is or becomes a Secondary Contributor, for the transfer of the whole of any Secondary NIC Liability.

(e)Grantee's Tax Indemnity.

(i)Indemnity. To the extent permitted by law, the Grantee hereby agrees to indemnify and keep indemnified the Company, and the Company as trustee for and on behalf of any related corporation, for any Award Tax Liability and Secondary NIC Liability.

(ii)No Obligation to Issue Shares. The Company shall not be obliged to issue any Shares unless and until the Grantee has paid to the Company such sum as is, in the opinion of the Company, sufficient to indemnify the Company in full against the Award Tax Liability and the Secondary NIC Liability, or the Grantee has made such other arrangement as in the opinion of the Company will ensure that the full amount of any Award Tax Liability and any Secondary NIC Liability will be recovered from the Grantee within such period as the Company may then determine.

(iii)Right of Retention. In the absence of any such other arrangement being made, the Company shall have the right to retain out of the aggregate number of shares to which the Grantee would have otherwise been entitled upon the vesting of the Restricted Share Units, such number of Shares as, in the opinion of the Company, will enable the Company to sell as agent for the Grantee (at the best price which can reasonably expect to be obtained at the time of the sale) and to pay over to the Company sufficient monies out of the net proceeds of sale, after deduction of all fees, commissions and expenses incurred in relation to such sale, to satisfy the Grantee's liability under such indemnity.

7.Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

8.No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Grantee at any time.

9.Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10.Data Protection

(a)By entering into this Agreement, the Grantee consents to the collection, use, and transfer of personal and professional data for the administration of this agreement and the Plan (collectively "Data") as described in this paragraph to the full extent permitted by and in full compliance with applicable laws.

(b)The Grantee understands that the Company and its Subsidiaries hold Data about the Grantee for the purpose of managing and administering the Plan and acknowledges that it is in the Company’s legitimate business interests to collect, use and transfer the Data as described herein.

(c)The Grantee further understands that the Company and/or its Subsidiaries will transfer Data among themselves, which may include transfers of Data outside the Grantee’s country of residence, United Kingdom or the European Economic Area as necessary for the purposes of implementation, administration, and management of the Grantee’s participation in the Plan, and that the Company and/or its Subsidiary may each further transfer Data to any third party who assist in the administration and management of the Plan and this Agreement (a “Data Recipient”).

(d)The Grantee understands that these Data Recipients may be located in the Grantee’s country of residence or elsewhere, such as the United States. The Grantee authorities the Data Recipients to receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing the Grantee’s participation in the Plan, including any transfer of such Data, as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Grantee’s behalf, to a broker or third party with whom the Shares acquired on exercise may be deposited. Where the transfer is to be to a destination outside the European Economic Area, the Company shall take reasonable steps to ensure that the Grantee's personal data continues to be adequately protected and securely held.

(e)The Grantee understands that the Grantee may, at any time, review the Data, request that any necessary amendments be made to it, or withdraw the Grantee's consent herein in writing by contacting the Company. The Grantee further understands that withdrawing consent may affect the Grantee's ability to participate in the Plan.

11.Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

MIMECAST LIMITED
By:	###SIGNATURE###
Title	Chief Executive Officer

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

I, ###PARTICIPANT_NAME###, hereby certify that I have read the agreement set forth above and acknowledge receipt of the UK Sub-plan to the Mimecast Limited 2015 Share Option and Incentive Plan Summary and Prospectus.

###PARTICIPANT_NAME###	###HOME_ADDRESS###

Appendix A

###VEST_SCHEDULE_TABLE###

NON-QUALIFIED SHARE OPTION AGREEMENT

FOR AUSTRALIAN COMPANY EMPLOYEES

UNDER THE MIMECAST LIMITED

2015 SHARE OPTION AND INCENTIVE PLAN

Name of Optionee:	###PARTICIPANT_NAME###
No. of Option Shares:	###TOTAL_AWARDS###
Option Exercise Price per Share:	###GRANT_PRICE###
Grant Date:	###GRANT_DATE###
Expiration Date:	###EXPIRY_DATE###

Pursuant to the Mimecast Limited 2015 Share Option and Incentive Plan as amended through the date hereof (the “Plan”), Mimecast Limited (the “Company”) hereby grants to the Optionee named above an option (the “Share Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of Ordinary Shares of the Company (the “Shares”) specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan. This Share Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1.Vesting and Exercisability Schedule. No portion of this Share Option may be exercised until such portion shall have become vested and exercisable. Except as set forth in Appendix A, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the vesting and exercisability schedule, this Share Option shall be vested and exercisable with respect to the number of Option Shares on the dates indicated so long as Optionee remains an employee of the Company or a Subsidiary on the dates as listed in Appendix A.

Once vested and exercisable, this Share Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2.Manner of Exercise.

(a)The Optionee may exercise this Share Option only in the following manner: from time to time on or prior to the Expiration Date of this Share Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice. This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of Shares that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Shares to be purchased pursuant to the exercise of Share Options under the Plan and any subsequent resale of the Shares will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned Shares through the attestation method, the number of Shares transferred to the Optionee upon the exercise of the Share Option shall be net of the Shares attested to.

(b)The Shares purchased upon exercise of this Share Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to this Share Option unless and until this Share Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the shareholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

(c)The minimum number of Shares with respect to which this Share Option may be exercised at any one time shall be 100 Shares, unless the number of shares with respect to which this Share Option is being exercised is the total number of Shares subject to exercise under this Share Option at the time.

(d)Notwithstanding any other provision hereof or of the Plan, no portion of this Share Option shall be exercisable after the Expiration Date hereof.

3.Termination of Employment. If the Optionee’s employment by the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Shares Option may be subject to earlier termination as set forth below.

(a)Termination Due to Death. If the Optionee’s employment terminates by reason of the Optionee’s death, any portion of this Share Option outstanding on such date, to the extent vested and exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier. Any portion of this Share Option that is not vested and exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b)Termination Due to Disability. If the Optionee’s employment terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Share Option outstanding on such date, to the extent vested and exercisable on the date of such termination of employment, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier. Any portion of this Share Option that is not vested and exercisable on the date of disability shall terminate immediately and be of no further force or effect.

(c)Termination for Cause. If the Optionee’s employment terminates for Cause, any portion of this Share Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.

(d)Other Termination. If the Optionee’s employment terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Share Option outstanding on such date may be exercised, to the extent vested and exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Share Option that is not vested and exercisable on the date of termination shall terminate immediately and be of no further force or effect.

The Administrator’s determination of the reason for termination of the Optionee’s employment shall be conclusive and binding on the Optionee and his or her representatives or legatees.

4.Incorporation of Plan. Notwithstanding anything herein to the contrary, this Share Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5.Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Share Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6.Tax Withholding. In the event that the Optionee doesn't provide the Company with his or her Tax File Number or Australian Business Number, as relevant, the Company will have an obligation to remit withholding tax to the Australian Taxation Office. The Optionee shall, upon request by the Company, pay to the Company or make arrangements satisfactory to the Administrator for payment of any amount required by law to be withheld on account of not having provided the Company with the Optionee's Tax File Number or Australian Business Number, as relevant. The Company shall have the authority to cause the minimum required tax withholding obligation to be satisfied, in whole or in part, by withholding from Shares to be issued to the Optionee a number of Shares with an aggregate Fair Market Value that would satisfy the withholding amount due.

7.No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Optionee at any time.

8.Integration. This Agreement constitutes the entire agreement between the parties with respect to this Share Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

9.Data Privacy Notice and Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents or service providers who administer the Plan on behalf of the Company (together, the “Relevant Companies”) may collect, hold, store, use, process and disclose any and all personal or professional data relating to the Optionee, including but not limited to the Optionee's name, Tax File Number or Australian Business Number (as relevant) or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the "Relevant Information"). If the Relevant Information is not provided, then the Optionee may not be able to participate in the Plan or be eligible to receive Share Options. In some cases, collection of the Relevant Information may be required or authorized by law, including under the applicable corporations or taxation laws. By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) authorizes the Relevant Companies to collect, store, use and transmit such information in electronic form; (iii) acknowledges being informed that the Relevant Companies (together with their service providers engaged for the purpose of administering the Plan) may hold the Relevant Information in, or disclose the Relevant Information to their third party IT service providers located in, the United States of America, the United Kingdom, Canada and any other countries that the Relevant Companies notifies the Optionee of from time to time, and the Optionee consents to their Relevant Information being transferred, held and disclosed in this manner; and (iv) acknowledges that the Company has taken reasonable steps to ensure that the Relevant Companies will handle the Optionee's personal information in a manner that does not breach the Privacy Act 1988 (Cth).

The Optionee shall have access to, and the right to correct or update, the Relevant information. For more information on how the Company collects, holds, uses and discloses personalinformation, please see the Company's Privacy Policy (available at: https://www.mimecast.com/privacy-policy/), which sets out how the Optionee may access and correct the personal information that the Company holds and how to lodge a complaint relating to the Company’s treatment of personal information.  Relevant Information will only be used in accordance with applicable law.

10.Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

11.Tax Deferral. This scheme is a scheme to which Subdivision 83A-C of the Income Tax Assessment Act 1997 applies (subject to the conditions in that Act).

MIMECAST LIMITED
By:	###SIGNATURE###
Title:	Chief Executive Officer

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

I, ###PARTICIPANT_NAME###, hereby certify that I have read the agreement set forth above and acknowledge receipt of the Mimecast Limited 2015 Share Option and Incentive Plan Summary and Prospectus.

###PARTICIPANT_NAME###	###HOME_ADDRESS###

Appendix A

###VEST_SCHEDULE_TABLE###

RESTRICTED SHARE UNIT AWARD AGREEMENT

FOR AUSTRALIAN COMPANY EMPLOYEES

UNDER THE MIMECAST LIMITED

2015 SHARE OPTION AND INCENTIVE PLAN

Name of Grantee:	###PARTICIPANT_NAME###
No. of Restricted Share Units:	###TOTAL_AWARDS###
Grant Date:	###GRANT_DATE###

Pursuant to the Mimecast Limited 2015 Share Option and Incentive Plan as amended through the date hereof (the “Plan”), Mimecast Limited (the “Company”) hereby grants an award of the number of Restricted Share Units listed above (an “Award”) to the Grantee named above. Each Restricted Share Unit shall relate to one Ordinary Shares of the Company (the “Shares”).

1.Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any Shares issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Share Units have vested as provided in Paragraph 2 of this Agreement and (ii) Shares have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2.Vesting of Restricted Share Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in Appendix A to this agreement so long as the Grantee remains an employee of the Company or a Subsidiary on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Share Units specified as vested on such date.

The Administrator may at any time accelerate the vesting schedule specified in Appendix A to this Agreement.

3.Termination of Employment. If the Grantee’s employment with the Company and its Subsidiaries terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Share Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Share Units.

4.Issuance of Shares. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of Shares equal to the aggregate number of Restricted Share Units that have vested pursuant to Appendix A to this Agreement on such date and the Grantee shall thereafter have all the rights of a shareholder of the Company with respect to such Shares.

5.Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6.Tax Withholding. In the event that the Grantee doesn’t provide the Company with his or her Tax File Number or Australian Business Number, as relevant, the Company will have an obligation to remit withholding tax to the Australian Taxation Office. The Grantee shall, upon request by the Company, pay to the Company or make arrangements satisfactory to the Administrator for payment of any amount required by law to be withheld on account of not having provided the Company with the Grantee’s Tax File Number or Australian Business Number, as relevant. The Company shall have the authority to cause the required minimum tax withholding obligation to be satisfied, in whole or in part, by withholding from Shares to be issued to the Grantee a number of Shares with an aggregate Fair Market Value that would satisfy the withholding amount due.

7.Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

8.No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Grantee at any time.

9.Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10.Data Privacy Notice and Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents or service providers who administer the Plan on behalf of the Company (together, the “Relevant Companies”) may collect, hold, store, use, process and disclose any and all personal or professional data relating to the Grantee, including but not limited to the Grantee’s name, Tax File Number or Australian Business Number (as relevant) or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). If the Relevant Information is not provided, then the Grantee may not be able to participate in the Plan or be eligible to receive an Award. In some cases, collection of the Relevant Information may be required or authorized by law, including under the applicable corporations or taxation laws. By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) authorizes the Relevant Companies to collect, store, use and transmit such information in electronic form; (iii) acknowledges being informed that the Relevant Companies (together with their service providers engaged for the purpose of administering the Award) may hold the Relevant Information in, or disclose the Relevant Information to their third party IT service providers located in, the United States of America, the United Kingdom, Canada and any other countries that the Relevant Companies notify the Grantee of from time to time, and the Grantee consents to their Relevant Information being transferred, held and disclosed in this manner; and (iv) acknowledges that the Company has taken reasonable steps to ensure that the Relevant Companies will handle the Grantee’s personal information in a manner that does not breach the Privacy Act 1988 (Cth).

The Grantee shall have access to, and the right to correct or update, the Relevant Information. For more information on how the Company collects, holds, uses and discloses personal information, please see the Company’s Privacy Policy (available at: https://www.mimecast.com/privacy-policy/), which sets out how the Grantee may access and correct the personal information that the Company holds and how to lodge a complaint relating to the Company’s treatment of personal information. Relevant Information will only be used in accordance with applicable law.

11.Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

12.Tax Deferral. This scheme is a scheme to which Subdivision 83A-C of the Income Tax Assessment Act 1997 applies (subject to the conditions in that Act).

MIMECAST LIMITED
By:	###SIGNATURE###
Title:	Chief Executive Officer

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

I, ###PARTICIPANT_NAME###, hereby certify that I have read the agreement set forth above and acknowledge receipt of the Mimecast Limited 2015 Share Option and Incentive Plan Summary and Prospectus.

###PARTICIPANT_NAME###	###HOME_ADDRESS###

Appendix A

###VEST_SCHEDULE_TABLE###

NON-QUALIFIED SHARE OPTION AGREEMENT

FOR COMPANY EMPLOYEES

UNDER THE GERMan sub-plan to the MIMECAST Limited

2015 SHARE OPTION AND INCENTIVE PLAN

Name of Optionee:
No. of Option Shares:
Option Exercise Price per Share:	$
Grant Date:
Expiration Date:

Pursuant to the German Sub-Plan to the Mimecast Limited 2015 Share Option and Incentive Plan as amended through the date hereof (the “Plan”), Mimecast Limited (the “Company”) hereby grants to the Optionee named above an option (the “Share Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of Ordinary Shares of the Company (the “Shares”) specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan.  This Share Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1.Vesting and Exercisability Schedule.  No portion of this Share Option may be exercised until such portion shall have become vested and exercisable.  Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the vesting and exercisability schedule hereunder, this Share Option shall be vested and exercisable with respect to the number of Option Shares on the dates indicated in the attached schedule so long as Optionee remains an employee of the Company or a Subsidiary on such dates.

Once vested and exercisable, this Share Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2.Manner of Exercise.

(a)The Optionee may exercise this Share Option only in the following manner:  from time to time on or prior to the Expiration Date of this Share Option, the Optionee may give written notice to the Administrator of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice.  This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods:  (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of Shares that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above.  Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Shares to be purchased pursuant to the exercise of Share Options under the Plan and any subsequent resale of the Shares will be in compliance with applicable laws and regulations.  In the event the Optionee chooses to pay the purchase price by previously-owned Shares through the attestation method, the number of Shares transferred to the Optionee upon the exercise of the Share Option shall be net of the Shares attested to.

(b)The Shares purchased upon exercise of this Share Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan.  The determination of the Administrator as to such compliance shall be final and binding on the Optionee.  The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to this Share Option unless and until this Share Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the shareholder of record on the books of the Company.  Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

(c)The minimum number of Shares with respect to which this Share Option may be exercised at any one time shall be 100 Shares, unless the number of shares with respect to which this Share Option is being exercised is the total number of Shares subject to exercise under this Share Option at the time.

(d)Notwithstanding any other provision hereof or of the Plan, no portion of this Share Option shall be exercisable after the Expiration Date hereof.

3.Termination of Employment.  If the Optionee’s employment by the Company or a Subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Shares Option may be subject to earlier termination as set forth below.

(a)Termination Due to Death.  If the Optionee’s employment terminates by reason of the Optionee’s death, any portion of this Share Option outstanding on such date, to the extent vested and exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier.  Any portion of this Share Option that is not vested and exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b)Termination Due to Disability.  If the Optionee’s employment terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Share Option outstanding on such date, to the extent vested and exercisable on the date of such termination of employment, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier.  Any portion of this Share Option that is not vested and exercisable on the date of disability shall terminate immediately and be of no further force or effect.

(c)Termination for Cause.  If the Optionee’s employment is terminated by the employing entity for good cause in accordance with Sec. 626 para (1) of the German Civil Code (wichtiger Grund nach § 626 Abs. 1 BGB), any portion of this Share Option outstanding on such date shall terminate immediately and be of no further force and effect.

(d)Other Termination.  If the Optionee’s employment terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Share Option outstanding on such date may be exercised, to the extent vested and exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier.  Any portion of this Share Option that is not vested and exercisable on the date of termination shall terminate immediately and be of no further force or effect.

4.Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Share Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in  Section 2(b) of the Plan.  Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

5.Transferability.  This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.  This Share Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6.Tax Withholding.  The Optionee shall, not later than the date as of which the exercise of this Share Option becomes a taxable event for U.S. Federal or German income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any U.S. Federal, state, and local taxes or German taxes of any kind required by law to be withheld on account of such taxable event.  The Company and its Subsidiaries shall have the authority to cause the minimum required tax withholding obligation to be satisfied, in whole or in part, by withholding from Shares to be issued to the Optionee a number of Shares with an aggregate Fair Market Value that would satisfy the minimum withholding amount due.

7.No Obligation to Continue Employment.  Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Optionee at any time.

8.Integration.  This Agreement constitutes the entire agreement between the parties with respect to this Share Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

9.Data Privacy Consent; Requirements for Administering the Agreement.  In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”).  By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information and acknowledges that it is in the Company’s legitimate business interests to collect, process, register and transfer the Relevant Information as described herein; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate.  The Optionee shall have access to, and the right to change, the Relevant Information.  Relevant Information will only be used in accordance with applicable law.

10.Notices.  Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

11.Governing Law.

This Share Option Agreement and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware applied without regard to conflict of law principles.

12.No Claims Against Third Parties.

The Optionee acknowledges and accepts that any rights and obligations in connection with the Share Option Agreement are only created between the Company and the Optionee and that the Optionee has no direct rights or claims against Mimecast Germany GmbH.

MIMECAST LIMITED

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.  Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

RESTRICTED Share UNIT AWARD AGREEMENT

FOR COMPANY EMPLOYEES

UNDER THE German Sub-plan to the MIMECAST Limited

2015 Share OPTION AND INCENTIVE PLAN

Name of Grantee:
No. of Restricted Share Units:
Grant Date:

Pursuant to the German Sub-Plan to the Mimecast Limited 2015 Share Option and Incentive Plan as amended through the date hereof (the “Plan”), Mimecast Limited (the “Company”) hereby grants an award of the number of Restricted Share Units listed above (an “Award”) to the Grantee named above.  Each Restricted Share Unit shall relate to one Ordinary Shares of the Company (the “Shares”).

1.Restrictions on Transfer of Award.  This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any Shares issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Share Units have vested as provided in this Agreement and (ii) Shares have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2.Vesting of Restricted Share Units.  The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the attached schedule so long as the Grantee remains an employee of the Company or a Subsidiary on such Dates.  If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Share Units specified as vested on such date.

The Administrator may at any time accelerate the vesting schedule specified in this Agreement.

3.Termination of Employment.  If the Grantee’s employment with the Company and its Subsidiaries terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in this Agreement, any Restricted Share Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Share Units.

4.Issuance of Shares.  As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of Shares equal to the aggregate number of Restricted Share Units that have vested pursuant to this Agreement on such date and the Grantee shall thereafter have all the rights of a shareholder of the Company with respect to such Shares.

5.Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan.  Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6.Tax Withholding.   The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for U.S. Federal or German income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any U.s, Federal, state, and local taxes or German taxes of any kind required by law to be withheld on account of such taxable event.  The Company shall have the authority to cause the required minimum tax withholding obligation to be satisfied, in whole or in part, by withholding from Shares to be issued to the Grantee a number of Shares with an aggregate Fair Market Value that would satisfy the withholding amount due.

7.Section 409A of the Code.  This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

8.No Obligation to Continue Employment.  Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Grantee at any time.

9.Integration.  This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10.Data Privacy Consent; Requirements for Administering the Agreement.  In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”).  By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information and acknowledges that it is in the Company’s legitimate business interests to collect, process, register and transfer the Relevant Information as described herein; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate.  The Grantee shall have access to, and the right to change, the Relevant Information.  Relevant Information will only be used in accordance with applicable law.

11.Notices.  Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

12.Governing Law.

This Restricted Share Unit Award Agreement and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware applied without regard to conflict of law principles.

13.No Claims Against Third Parties.

The Grantee acknowledges and accepts that any rights and obligations in connection with the Restricted Share Unit Award Agreement are only created between the Company and the Grantee and that the Grantee has no direct rights or claims against Mimecast Germany GmbH.

MIMECAST LIMITED

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.  Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address: